                                                                   EXHIBIT 10.26

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.



                       WARRANT TO PURCHASE COMMON STOCK
                                      of
                              iOwn Holdings, Inc.

                          Void after October 29, 2006

     This Warrant is issued to ABN AMRO Capital Investments (Belgie) NV, a company organized and existing under the laws of the Netherlands, or its registered assigns ("Holder") by iOwn Holdings, Inc., a Delaware corporation (the "Company"), on October 29, 1999 (the "Warrant Issue Date").

     1.   Purchase of Shares. Subject to the terms and conditions hereinafter
          ------------------
set forth herein, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to One Million Six Hundred Sixty Six Thousand Six Hundred Sixty Six (1,666,666) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

     2.   Exercise Price. The purchase price for the Shares shall be three
          --------------
dollars ($3.00) per share, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

     3.   Exercise Period. This Warrant shall be exercisable, in whole or in
          ---------------
part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on October 29, 2006; provided, however, that in the event of (a) the
                          --------  -------
commencement by the Company, or the Company's wholly-owned subsidiary, of operations in Europe, (b) the execution of a definitive agreement between the Holder (or any related entity thereto) and the Company pursuant to which the parties shall provide mortgage services in Europe, (c) the closing of the Company's sale of all or substantially all of its assets, (d) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50%
of the voting power of the surviving entity, or (e) the Closing of an Initial Public Offering of the Company's stock in aggregate proceeds of which are not less than $30,000,000, this Warrant shall, on the date of such event, no longer be exercisable and become null and void, provided, further, that in the event
                                         --------  -------
that the Company proposes to sell its shares in an Initial Public Offering, ABN must commit to exercise the Warrant by no later than the filing of the amendment to the registration statement resulting in the "Red Herring." The Company shall notify ABN of any such event no fewer than fifteen (15) days prior to the consummation of such event or transaction described in (a) through (e) above

     4.   Method of Exercise. While this Warrant remains outstanding and
          ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached as Exhibit A hereto, to the Secretary
                                              ---------
of the Company at its principal offices; and

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.


     5.   Net Exercise. In lieu of exercising this Warrant pursuant to Section
          ------------
4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                             Y (A - B)
                             ---------
                      X =        A

     Where:    X =    The number of shares of Common pursuant to this net
                      exercise; Stock to be issued to the Holder
               Y =    The number of Shares in respect of which the net issue
                      election made; i s
               A =    The fair market value of one share of the Common Stock at
                      the time the net issue election is made;
               B =    The Exercise Price (as adjusted to the date of the net
                      issuance).

     For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the Initial Public Offering, the value will be the initial "Price to Public" of one share of such Common Stock specified in the final prospectus with respect to such offering.

     6.   Certificates for Shares.  Upon the exercise of the purchase rights
          -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice.

     7.   Issuance of Shares. The Company covenants that the Shares, when issued
          ------------------
pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     8.   Adjustment of Exercise Price and Number of Shares.  The number of and
          -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a) Subdivisions, Combinations and Other Issuances.  If the Company
              ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock or Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b) Reclassification, Reorganization and Consolidation.  In case of
              --------------------------------------------------
any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          (c) Notice of Adjustment.  When any adjustment is required to be made
              --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     9.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     10.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

     11.  Restrictions on Transfer.  The Holder agrees that the Holder will not
          ------------------------
offer, sell or otherwise dispose of this Warrant or any securities issued on exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act.

          (a) Investment Representation.   Upon exercise of this Warrant, the
              -------------------------
Holder shall confirm in writing, by executing the form attached as Exhibit B
                                                                   ---------
hereto, that the securities purchased thereby are being acquired for investment solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

          (b) Certificate Legends.  This Warrant and all securities issued upon
              -------------------
exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

          (c) Disposition of Warrant or Shares.  With respect to any offer, sale
              --------------------------------
or other disposition of this Warrant or any securities issued upon exercise of this Warrant before an Initial

Public Offering, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the securities thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     12.  Successors and Assigns. The terms and provisions of this Warrant and
          ----------------------
the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

     13.  Amendments and Waivers. Any term of this Warrant may be amended and
          ----------------------
the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

     14.  Effect of Amendment or Waiver. The Holder acknowledges that the
          -----------------------------
holders of a majority of shares of Common Stock issued or issuable upon exercise of Warrants issued will have the right and power to diminish or eliminate all rights of all holders of Common Stock, including Holder under this Warrant.

     15.  Notices. All notices required under this Warrant and shall be deemed
          -------
to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

     16.  Attorneys' Fees. If any action of law or equity is necessary to
          ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

     17.  Captions.  The section and subsection headings of this Warrant are
          --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     18.  Governing Law. This Warrant shall be governed by the laws of the State
          -------------
of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

     19.  Lockup Agreement. Each Holder agrees that, if, in connection with the
          ----------------
Initial Public Offering of the Company's securities, the Company or the underwriters managing the offering so request, the Holder shall not sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any registrable securities (other than those included in the registration) without the prior written consent of the Company or such underwriters as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or the underwriters; provided that each officer and director of the Company who owns stock of the Company and other holders of at least 5% of the Company's voting securities also agrees to such restrictions. This Section shall be binding on all transferees or assignees of registrable securities, whether or not such persons are entitled to registration rights.

     20.  Investment Purpose. The Holder is acquiring this Warrant and the
          ------------------
Shares issuable upon the exercise hereof for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof; and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder understands that this Warrant and the Shares issuable upon the exercise hereof have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder's representations as expressed herein.

     IN WITNESS WHEREOF, the Company caused this Warrant to be executed by an officer thereunto duly authorized.

                                        iOwn Holdings, Inc.



                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________

                                   EXHIBIT A

                               NOTICE OF EXERCISE
                               ------------------

To:  iOwn Holdings, Inc.

     The undersigned hereby elects to:

          ______    (a)  Purchase _________________ shares of Common Stock of
                         iOwn Holdings, Inc., pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

                         OR

          ______    (b)  Exercise the attached Warrant for _________________ of the shares purchasable under the Warrant pursuant to the net exercise provisions of Section 6 of such Warrant.

     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                        WARRANTHOLDER:



                                        ABN AMRO Capital Investments (Belgie)
                                        NV

                                        By:__________________________________

                                        Name:________________________________

                                        Title:_______________________________


     Date:_____________

                                   EXHIBIT B
                                   ---------


                      INVESTMENT REPRESENTATION STATEMENT
                      -----------------------------------

STOCKHOLDER:   ABN AMRO Capital Investments (Belgie) NV

COMPANY :      iOwn Holdings, Inc.

SECURITY :     COMMON STOCK

AMOUNT :       ______________

DATE :         ______________



     In connection with the purchase of the above-listed Securities, the undersigned Stockholder represents to the Company the following:


     (a) Stockholder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Stockholder is acquiring these Securities for investment for Stockholder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").


     (b) Stockholder acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Stockholder's investment intent as expressed herein. In this connection, Stockholder understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Stockholder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Stockholder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Stockholder further acknowledges and understands that the Company is under no obligation to register the Securities. Stockholder understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

     (c) Stockholder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain conditions of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities may be resold, subject to the satisfaction of certain of the conditions specified by
Rule 144, including:   (1) the resale being made through a broker in an
unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144, and (4) the timely filing of a Form 144, if applicable.

     (d) Stockholder further understands that in the event all of the applicable requirements of or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Stockholder understands that no assurances can be given that any such other registration exemption will be available in such event.


                                        STOCKHOLDER:

                                        ABN AMRO Capital Investments (Belgie)
                                        NV

                                        By:__________________________________

                                        Name:________________________________

                                        Title:_______________________________



     Date:___________